Concentrations	12 Months Ended
Dec. 31, 2015
Concentrations Disclosure [Abstract]
Concentrations Disclosure [Text Block]
3. Concentrations

Effective November 1, 2013 the Company entered into a 10-year product distribution agreement with Harvard Bioscience under which each company will be the exclusive distributor for the other party for products such other party develops for sale in the markets served by the other. In addition, Harvard Bioscience agreed that except for certain then-existing activities of its German subsidiary, to the extent that any Harvard Bioscience businesses desire to resell or distribute any bioreactor that is then manufactured by HART, HART will be the exclusive manufacturer of such bioreactors and Harvard Bioscience will purchase such bioreactors from the Company.

Sales to Harvard Bioscience, the Company’s distributor of research bioreactor systems, accounted for 100% of the revenues and receivables for all periods presented.